UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2017

NeuroOne Medical Technologies Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-54716	27-0863354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10006 Liatris Lane, Eden Prairie, MN 55347
(Address of principal executive offices, including zip code)

952-237-7412
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

On October 4, 2017, NeuroOne Medical Technologies Corporation (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with certain accredited investors (the “Subscribers”), pursuant to which the Company, in a private placement (the “Private Placement”), agreed to issue and sell to the Subscribers 8% convertible promissory notes (each, a “Note” and collectively, the “Notes”) and warrants (each, a “Warrant” and collectively, the “Warrants”) to purchase shares of the Company’s capital stock.

The initial closing of the Private Placement was consummated on October 4, 2017, and, on that date, the Company issued Notes in an aggregate principal amount of $150,000 to the Subscribers. The Company may conduct any number of additional closings so long as the final closing occurs on or before the five-month anniversary of the initial closing date and the amount does not exceed $1,000,000 or a higher amount determined by the Board of Directors.

Notes

The Notes bear interest at a fixed rate of 8% per annum and require us to repay the principal and accrued and unpaid interest thereon on October 4, 2022 (the “Maturity Date”). If the Company raises more than $3,000,000 in an equity financing before the Maturity Date (the “Qualified Financing”), the outstanding principal and accrued and unpaid interest on the Notes shall automatically convert into the securities issued by us in such financing based on the greater number of such securities resulting from either (i) the outstanding principal and accrued interest on the Notes divided by $2.25 or (ii) the outstanding principal and accrued interest on the Notes multiplied by 1.25, divided by the price paid per security in such financing. If a change of control transaction occurs prior to the earlier of a Qualified Financing or the Maturity Date, the Note would, at the election of the holders of a majority of the outstanding principal of the Notes, either become payable on demand as of the closing date of such transaction or become convertible into shares of common stock immediately prior to such transaction at a price per share equal to the lesser of (i) the per share value of the common stock as determined by our Board of Directors as if in connection with the granting of stock based compensation or in a private sale to a third party in an arms’ length transaction or (ii) at the per share consideration to be paid in such transaction (the date of any such conversion of the Notes pursuant to this paragraph, is referred to herein as the “Conversion Date”). Change of control means a merger or consolidation with another entity in which our stockholders do not own more than 50% of the outstanding voting power of the surviving entity or the disposition of all or substantially all of our assets.

Warrants

Each Warrant grants the holder the option to purchase the number of shares of capital stock of the Company issuable upon the conversion of the Note held by such holder at a per share exercise price equal to the price at which the Note converted. The Warrants are exercisable commencing on the Conversion Date and expire on the five year anniversary of the Conversion Date. The exercise price and number of the shares of our common stock issuable upon exercising the Warrants will be subject to adjustment in the event of any stock dividends and splits, reverse stock split, recapitalization, reorganization or similar transaction, as described therein.

Subscription Agreement

Pursuant to the Subscription Agreement, the Company is entitled to notice in the event a holder elects to sell or receives a bona fide offer for any portion of the Notes or Warrants and the right to purchase the Notes or Warrants on the same terms as the proposed sale or bona fide offer, as applicable, as long as it exercises that right within 15 days of receiving written notice.

The Company has granted the Subscribers indemnification rights with respect to its representations, warranties, covenants and agreements under the Subscription Agreement.

The foregoing summary descriptions of the Subscription Agreement, the Notes and the Warrants do not purport to be complete and are qualified in their entirety by reference to the forms of the Note, the Warrant and the Subscription Agreement, which are attached as Exhibits 4.1, 4.2 and 10.1 hereto, respectively, and incorporated herein by reference.

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The representations, warranties and covenants contained in the Subscription Agreement, the Notes and the Warrants were made solely for the benefit of the parties to the Subscription Agreement, the Notes and the Warrants and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Subscription Agreement, the Notes and the Warrants are incorporated herein by reference only to provide investors with information regarding the terms of such documents and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02  Unregistered Sales of Equity Securities.

Pursuant to the Private Placement described in Item 1.01 above, which description is hereby incorporated by reference into this Item 3.02, the Company has agreed to sell the Notes and the Warrants issued in the Private Placement to the Subscribers, all of whom are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Company will rely on this exemption from registration based in part on representations made by the Subscribers.  The net proceeds to the Company from the Private Placement will be used for general working capital.  The Notes and Warrants have not been and will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy the Notes, the Warrants, shares of Common Stock or any other securities of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document
4.1	Form of Note.
4.2	Form of Warrant.
10.1	Form of Subscription Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2017

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

By:	/s/ DAVID ROSA
David Rosa Chief Executive Officer

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